IVY FUNDS

Supplement dated February 17, 2006

to
Ivy Equity Funds Prospectus dated July 30, 2005
as supplemented September 13, 2005, November 29, 2005 and February 13, 2006

Effective February 2006, the following information replaces the disclosure regarding the management of Ivy Core Equity Fund and supplements the disclosure regarding the management of Ivy International Value Fund in the Section entitled "Portfolio Management":

Ivy Core Equity Fund: Erik R. Becker and Gustav C. Zinn are primarily responsible for the day-to-day management of Ivy Core Equity Fund. Mr. Becker joined WRIMCO in 1999 as an investment analyst and had served as an assistant portfolio manager for Ivy Core Equity Fund since 2003. He will continue to serve as an assistant portfolio manager for other funds managed by Ivy Investment Management Company (IICO) or Waddell & Reed Investment Management Company (WRIMCO), in addition to his duties as a research analyst. He has been appointed a Vice President of IICO and WRIMCO. Mr. Becker earned a BBA degree in finance, investment and banking and an MS in finance from the University of Wisconsin-Madison. He is a Chartered Financial Analyst.

Gustav C. Zinn has been an employee of WRIMCO since 1998 and had served as assistant portfolio manager for funds managed by IICO and WRIMCO since July 2003, in addition to his duties as a research analyst. Mr. Zinn has been appointed Vice President of IICO and WRIMCO. He earned a BBA degree and a Masters of Finance from the University of Wisconsin-Madison. He is a Chartered Financial Analyst.

Ivy International Value Fund: Thomas A. Mengel and John C. Maxwell are primarily responsible for the day-to-day management of Ivy International Value Fund. Mr. Mengel has held his Fund responsibilities since December 2002.

John C. Maxwell joined WRIMCO in 1998 as an investment analyst and had served as assistant portfolio manager for funds managed by IICO and WRIMCO since July 2003. In 2004, Mr. Maxwell began assisting the international group as an investment analyst. He has been appointed Vice President of IICO and WRIMCO. Mr. Maxwell earned a BS degree from the University of Kentucky, and an MBA from the Johnson Graduate School of Management, Cornell University. He is a Chartered Financial Analyst.

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